UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 19, 2016

Horizon Global Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37427	47-3574483

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2600 West Big Beaver Road, Suite 555 Troy, MI		48084

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(248) 593-8820

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Term Loan Credit Agreement

On September 19, 2016, Horizon Global Corporation (the “Company”) entered into the First Amendment to Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, and the other institutions named on the signature pages thereto, to amend the Term Loan Credit Agreement, dated as of June 30, 2015 (the “Credit Agreement”), by and among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and the other lenders that are parties thereto. The Amendment amended the Credit Agreement to, among other things, (i) provide for incremental term loan commitments in an aggregate principal amount of $152,000,000, (ii) modify the calculation of Consolidated EBITDA (as defined in the Credit Agreement) to include certain adjustments related to certain acquisitions, and (iii) modify the Net Leverage Ratio (as defined in the Credit Agreement) covenant.

Certain lenders and agents that are parties to the Amendment have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for the Company and its subsidiaries and affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The above description of the material terms and conditions of the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	First Amendment, dated as of September 19, 2016, to the Term Loan Credit Agreement, dated as of June 30, 2015, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Global Corporation

By:	/s/ Jay Goldbaum
	Name:	Jay Goldbaum
	Title:	Legal Director and Corporate Secretary

September 23, 2016

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1

First Amendment, dated as of September 19, 2016, to the Term Loan Credit Agreement, dated as of June 30, 2015, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.